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                                                                    Exhibit 10.1


                        LASALLE BANK NATIONAL ASSOCIATION
                            135 SOUTH LASALLE STREET
                                CHICAGO, IL 60603

                                 March 23, 2004



Whitehall Jewellers, Inc.
155 North Wacker Drive, Suite 500
Chicago, Illinois  60606
Attention:  John Desjardins

         Re:      Whitehall Jewellers, Inc. Credit Agreement

Dear John:

         Reference is hereby made to that certain Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of July 29, 2003 (the "Credit Agreement") by and among Whitehall Jewellers, Inc. a Delaware corporation (the "Borrower"), LaSalle Bank National Association, as administrative agent for the banks ("Banks") party thereto (in such capacity, "Administrative Agent"), the Banks, ABN AMRO Bank N.V., as syndication agent, and JP Morgan Chase Bank, as documentation agent. Terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         Reference is also hereby made to (i) that certain pending lawsuit originally filed August 13, 2003 in which the Borrower has been named as one of the 14 defendants in the United States District Court for the Southern District of New York, styled Capital Factors, Inc. v. Cosmopolitan Gem Corp., et. al., No. 03 Civ. 6097 now pending in New York State Supreme Court, Commercial Division and consolidated with a lawsuit filed December 2, 2003 and the interpleader action filed by the Company in connection therewith (the "Capital Factors Lawsuit"), (ii) that certain inquiry initiated by the Securities and Exchange Commission into the matters involving the Company that are the subject of the Capital Factors Lawsuit (the "SEC Inquiry") and (iii) that certain criminal investigation initiated by the office of the United States Attorney for the Eastern District of New York into the matters alleged in the Capital Factors Lawsuit of which the Borrower is one of the subjects of such investigation (the "US Attorney Investigation").

         This letter serves as notice to Borrower that as of the date hereof, based on the facts and circumstances set forth in the initial complaint filed by Capital Factors, Inc. on August 13, 2003 and a discussion of the facts, circumstances and merits of the Capital Factors Lawsuit with the Borrower and its counsel, the Agent and the Banks hereby acknowledge and agree that as of the date hereof, the Capital Factors Lawsuit has not resulted in a breach of Section
7.7 of the Credit Agreement. Further, as of the date hereof, based on a discussion of the facts and circumstances of the SEC Inquiry and the US Attorney Investigation with the Borrower and its counsel and the information received to date from the Borrower and its counsel, the Agent and the Banks, neither the SEC Inquiry nor the US Attorney Investigation (i) have resulted in a breach of
Section 7.7 of




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the Credit Agreement or (ii) have resulted in the violation of any statute, rule or regulation in a breach of Section 7.9 of the Credit Agreement.

         In addition, the Agent and the Banks hereby acknowledge and agree that neither the Capital Factors Lawsuit, the SEC Inquiry, nor the US Attorney Investigation will give rise to a Default or Event of Default so long as (a) the resolution of such matters does not involve the payment by the Borrower of Restitution (as defined below) in an amount which is more than Fifteen Million Dollars ($15,000,000) (the "Settlement Basket") and (b) the Borrower's involvement in such matters does not result in the indictment of the Borrower or any of its current officers, directors or employees with principal financial or accounting responsibilities (excluding Jon Browne). It is understood and agreed that (i) any settlement involving the payment of Restitution above the Settlement Basket will constitute an Event of Default or (ii) any indictment of the Borrower or any of its current officers, directors or employees with principal financial or accounting responsibilities (excluding Jon Browne) may, at the discretion of the Required Banks, constitute an Event of Default regardless of the dollar amount of any fine, penalty or forfeiture.

         For purposes herein, "Restitution" is defined as any restitution paid by the Borrower (whether cash or non-cash or current or deferred consideration) arising from a civil settlement or award and/or criminal penalties paid or payable in connection with the Capital Factors Lawsuit, the SEC Investigation and/or the US Attorney Investigation and any other actions or proceedings directly related thereto; excluding, however, (i) amounts paid by the Company for consignment inventory held on behalf of the parties involved in the Capital Factors Lawsuit and (ii) amounts already accrued on the books of the Borrower for the purchase of merchandise from the parties involved in the Capital Factors Lawsuit and (iii) the value of any consigned inventory returned to parties involved in the Capital Factors Lawsuit.

         The Borrower hereby agrees to continue to (i) provide the Agent with periodic written and oral updates as to the status of the Capital Factors Lawsuit, the SEC Inquiry and the US Attorney Investigation as may be requested from time to time by Agent and (ii) provide the Agent with copies of all written inquires and material pleadings, rulings and determinations made in such actions involving the Borrower, including, but not limited to, requests for information, motions, complaints, responses to discovery, responses to requests, answers, orders and rulings, as promptly as practicable upon the submission, the receipt or the filing thereof, as applicable, by the Borrower or its counsel.

         The Borrower hereby acknowledges and agrees that (i) the agreement contained in this letter agreement is granted by the Agent and the Banks only for the limited purpose set forth herein and should not be deemed a waiver or limitation of any claims, demands, rights or remedies of the Agent and the Banks under the Credit Agreement and all of the Loan Documents, (ii) each term and provision of the Credit Agreement continues in full force and effect and (iii) the disclosure by the Borrower to the Agent of the existence of the Capital Factors Lawsuit, the SEC Inquiry and the US Attorney Investigation does not fulfill any of the ongoing disclosure obligations of the Borrower pursuant to this letter agreement and the Credit Agreement. This agreement (i) supercedes that certain Letter Agreement dated as of October 29, 2003 among the Agent, the Banks and the Borrower which is hereby rescinded and (ii) is granted only for the specific instance specified herein and in no manner creates a course of dealing or

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otherwise impairs the future ability of the Banks or the Agent to declare an
Event of Default under or otherwise enforce the terms of the Credit Agreement.

         None of the terms and conditions of this letter agreement may be changed, modified, waived, or canceled, except by writing signed by all the parties hereto, specifying such change, modification, waiver, or cancellation. Except as otherwise specifically set forth herein, the Credit Agreement and all the Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         This letter agreement shall not suspend, waive or affect any representation, warranty, covenant or condition contained in the Credit Agreement. All provisions, terms and conditions of the Credit Agreement remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]






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                                            Very truly yours,

Acknowledged and Agreed to as of
this 23rd day of March, 2004             LASALLE BANK NATIONAL ASSOCIATION,
                                         for itself and as Agent for the Banks
WHITEHALL JEWELLERS, INC.

By: /s/ John R. Desjardins               By: /s/ Bernardo Lacayo
    -------------------------------          -----------------------------------
Name: John R. Desjardins                 Name: Bernardo Lacayo
      -----------------------------            ---------------------------------
Title: Executive Vice President and      Title: First Vice President
       ----------------------------             --------------------------------
       Chief Financial Officer
       ----------------------------
                                         JPMORGAN CHASE BANK, individually and
                                         as Documentation Agent

                                         By: /s/ Michael Stevenson
                                             -----------------------------------
                                         Name: Michael Stevenson
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------

                                         ABN AMRO BANK N.V., individually and as
                                         Syndication Agent

                                         By: /s/ Jeff Sarfaty
                                             -----------------------------------
                                         Name: Jeff Sarfaty
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------

                                         By: /s/ Frederick G. Jennings
                                             -----------------------------------
                                         Name: Frederick G. Jennings
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------

                                         FLEET CAPITAL CORPORATION, as a Bank

                                         By: /s/ Brian Conole
                                             -----------------------------------
                                         Name: Brian Conole
                                               ---------------------------------
                                         Title: Senior Vice President
                                                --------------------------------

                                         SOVEREIGN BANK, as a Bank

                                         By: /s/ Irene Ogarek
                                             -----------------------------------
                                         Name: Irene Ogarek
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------


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